FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2002


                        AMEREN ENERGY GENERATING COMPANY
             (Exact name of registrant as specified in its charter)



            Illinois                      333-56594             37-1395586
    (State or other jurisdiction         (Commission         (I.R.S. Employer
       of incorporation)                 File Number)        Identification No.)


                              1901 Chouteau Avenue,
                            St. Louis, Missouri 63103
                    (Address of principal executive offices,
                               including Zip Code)


                                  314-554-3922
              (Registrant's telephone number, including area code)

Item 5.   Other Events and Regulation FD Disclosure.

Recent Developments.

     Private Placement of Securities. On June 6, 2002, AmerenEnergy Generating Company (the "Company") announced that it completed the issuance of $275 million of 7.95% senior unsecured notes due June 1, 2032 in a private placement exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing herewith the press release issued June 6, 2002 as Exhibit 99.1 hereto.

     The notes were sold only to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, "institutional accredited investors" under Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933 or non-U.S. persons in offshore transactions under Regulation S under the Securities Act of 1933.

     The notes have not been registered under the Securities Act of 1933 or under applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy securities.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


      (c)  Exhibits                          Description
           --------                          -----------

            99.1 Press release dated June 6, 2002 related to the private placement of debt securities.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMEREN ENERGY GENERATING COMPANY
                                    (Registrant)


                                    By      /s/ Martin J. Lyons
                                      --------------------------------------
                                    Name:   Martin J. Lyons
                                    Title:  Controller
                                            (Principal Accounting Officer)





June 6, 2002

         Exhibit Number                    Description
         --------------                    -----------

             99.1 Press release dated June 6, 2002 related to the private placement of debt securities.

                                                                   Exhibit 99.1

            AMERENENERGY GENERATING COMPLETES PRIVATE DEBT PLACEMENT

     St. Louis, Mo., June 6, 2002 -- AmerenEnergy Generating Company, a wholly owned subsidiary of Ameren Corporation (NYSE: AEE), announced today that it completed the issuance of $275 million of 7.95% senior unsecured notes due June 1, 2032 in a private placement exempt from the registration requirements of the Securities Act of 1933. AmerenEnergy Generating intends to use the net offering proceeds of approximately $272 million to repay outstanding short-term intercompany debt and for other corporate purposes.

     The notes were sold only to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, "institutional accredited investors" under Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, or non-U.S. persons in offshore transactions under Regulation S under the Securities Act of 1933.

     The notes have not been registered under the Securities Act of 1933 or under applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This press release is issued pursuant to Rule 135c under the Securities Act of 1933.

     AmerenEnergy Generating is the non-regulated electric generating subsidiary of Ameren Corporation. With assets of $10 billion, Ameren Corporation serves 1.5 million electric customers and 300,000 natural gas customers in a 44,500-square-mile area of Missouri and Illinois.